SUMMARY PROSPECTUS

FEBRUARY 1, 2010, AS AMENDED MAY 25, 2010

TIAA-CREF LIFECYCLE INDEX RETIREMENT INCOME FUND

of the TIAA-CREF Funds

Class Ticker: Institutional TRILX Retirement TRCIX Premier TLIPX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/lcx_pro. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated February 1, 2010, and the audited financial statements on pages 6-34 of the Fund’s shareholder report dated September 30, 2009 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Lifecycle Index Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%
Maximum Account Fee	0%	0%	0%

TIAA-CREF Lifecycle Index Retirement Income Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class
Management Fees	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—
Other Expenses[2]	1.55%	1.30%	1.20%
Acquired Fund Fees and Expenses[3]	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	1.84%	1.69%	1.44%
Waivers and Expense Reimbursements[4,5]	1.38%	1.33%	1.23%
Net Annual Fund Operating Expenses	0.46%	0.36%	0.21%

1 TPIS has contractually agreed not to seek payment of the 12b-1 fee for the Retirement Class Shares through January 31, 2011. This agreement may not be continued after that date.

2 Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the Fund.

3 “Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

4 Teachers Advisors, Inc. (“Advisors”), the Fund’s investment adviser, has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.35% of average daily net assets for Retirement Class shares; (ii) 0.25% of average daily net assets for Premier Class shares; (iii) 0.10% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

5 Advisors has contractually agreed to waive a portion of the Fund’s Management Fees equal to, on an annual basis, 0.03%. This waiver will remain in effect through January 31, 2011, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

2     Summary Prospectus  ■  TIAA-CREF Lifecycle Index Retirement Income Fund

	Retirement Class	Premier Class	Institutional Class
1 Year	$47	$37	$22
3 Years	$444	$402	$334
5 Years	$866	$792	$669
10 Years	$2,045	$1,886	$1,618

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% (non-annualized) of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). The Fund invests in Underlying Funds according to a relatively fixed, more conservative asset allocation strategy that will not gradually adjust over time and is designed for investors who are already in or entering retirement (i.e., have already passed their retirement year). The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

The Fund pursues this objective by investing in a diversified portfolio of approximately 40% stocks and 60% bonds. The Fund expects to allocate approximately 40.0% of its assets to equity Underlying Funds and 60.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income, and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 30.0%; International Equity: 10.0%; Fixed Income: 50.0%; and Inflation-Protected Assets: 10.0%. Investors should note that the allocations listed above in this paragraph are as of June 30 of the current year.

TIAA-CREF Lifecycle Index Retirement Income Fund  ■  Summary Prospectus     3

The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Equity Index Fund (U.S. Equity); International Equity Index Fund (International Equity); Bond Index Fund (Fixed-Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets).

Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change. The Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement.

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

• Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

• Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

• Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result

4     Summary Prospectus  ■  TIAA-CREF Lifecycle Index Retirement Income Fund

in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

• Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

• Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

• Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

TIAA-CREF Lifecycle Index Retirement Income Fund  ■  Summary Prospectus     5

• Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

• Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

• Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 90 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

Performance information is not available for the Fund because the Fund has recently commenced operations. Once the Fund has completed one calendar year of operations, its performance information will become available.

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell
Title:	Managing Director	Managing Director	Director
Experience on Fund:	since 2009	since 2009	since 2009

PURCHASE AND SALE OF FUND SHARES

Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

6     Summary Prospectus  ■  TIAA-CREF Lifecycle Index Retirement Income Fund

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• There is a $100 million aggregate plan size and $5 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 136 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Index Retirement Income Fund  ■  Summary Prospectus     7

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